EXHIBIT 21

PEPSICO, INC. SUBSIDIARIES

NAME OF ENTITY	JURISDICTION

Abechuko Inversiones, S.L.	Spain

Ahmedabad Advertising & Marketing Consultants Company Private Limited	India

Alegro Internacional, S. de R. L. de C.V.	Mexico

Alikate Inversiones, S.L.	Spain

Alimentos Quaker Oats y Compania Limitada	Guatemala

Alimesa S.A.	Argentina

Anderson Hill Insurance Limited	Bermuda

Aquafina Inversiones, S.L.	Spain

Aradhana Convenience Foods Private Limited	India

Aradhana Drinks and Beverages Private Limited	India

Aradhana Foods and Juices Private Limited	India

Aradhana Snack Food Company Private Limited	India

Aradhana Soft Drinks Company	India

Ardea Beverage Company	United States, Delaware

BAESA Capital Corporation Ltd.	Cayman Islands

Balwerk VI-Consultadoria Economica e Participacoes Sociedade Unipessoal, Lta.	Maderia/Portugal

Beaman Bottling Company	United States, Delaware

Bebidas Purificadas de Occidente, S.A. de C.V.	Mexico

Bebidas Purificadas del Centro, S.A. de C.V.	Mexico

Bebidas Purificadas Del Noreste, S.R.L. de C.V.	Mexico

Bebidas Purificadas Del Sureste S.R.L. de C.V.	Mexico

Bebidas Purificadas S.R.L.	Mexico

Beech Limited	Cayman Islands

Beimiguel Inversiones, S.L.	Spain

Bell Taco Funding Syndicate	Australia

PEPSICO, INC. SUBSIDIARIES

NAME OF ENTITY	JURISDICTION
Bendler Investments S.a r.l.	Luxembourg

Bermuda Holdings, LLC	United States, Delaware

Beverage Service Limited	Bermuda

Beverage Services, Inc.	United States, Delaware

Beverages, Foods & Service Industries, Inc.	United States, Delaware

Bienes Raices Metropolitanos, S.R.L. de C.V.	Mexico

Blaue NC, S. de R. L. de C.V.	Mexico

Bluebird Foods Limited	New Zealand

Bluejay Holdings LLC	United States, Delaware

Boquitas Fiestas LLC	United States, Delaware

Boquitas Fiestas S.R.L.	Honduras

Border Properties, Inc.	United States, New York

Bosso Holdings, LLC	United States, Delaware

Bottling Group Espana, S.L.	Spain

Bottling Group Financing, LLC	United States, Delaware

Bottling Group Holdings, Inc.	United States, Delaware

Bottling Group Servicios Centrales SL	Spain

Bottling Group, LLC	United States, Delaware

Brading Holding S.a.r.l.	Luxembourg

Bramshaw	Ireland

BUG de Mexico, S.A. de C.V.	Mexico

BUG Holdings S. de R.L. de C.V.	Mexico

C & I Leasing, Inc.	United States, Maryland

Cane Investments S.a. r.l.	Luxembourg

Canguro Rojo Inversiones, S.L.	Spain

Capital Services Associates	Netherlands Antilles

Caribbean Flavors, Ltd.	United States, Delaware

Caribbean Juices Limited	United Kingdom

Caroni Investments, LLC	United States, Delaware

PEPSICO, INC. SUBSIDIARIES

NAME OF ENTITY	JURISDICTION
Catalana de Bebidas Carbonicas, S.L.	Spain

CEME Holdings, LLC	United States, Delaware

Central de La Industria Escorpion S.R.L. de C.V.	Mexico

Central K, Inc.	United States, Florida

Centro-Levantina de Bebidas Carbonicas PepsiCo S.L.	Spain

Centro-Mediterreanea de Bebidas Carbonicas PepsiCo S.L.	Spain

Changchun Pepsi-Cola Beverage Company Limited	China

Changsha Pepsi-Cola Beverage Company Limited	China

Chengdu PepsiCo Beverage Company Limited	China

China Bottlers (Hong Kong) Limited	Hong Kong

China Concentrate Holdings (Hong Kong) Limited	Hong Kong

Chipiga, S. de R. L. de C.V.	Mexico

Chipsy for Food Industries S.A.E.	Egypt

Chipsy International for Food Industries S.A.E.	Egypt

Chitos International y Cia Ltd.	Guatemala

Chongqing Pepsi Tianfu Beverage Company Limited	China

CMC Investment Company	Bermuda

Comercializadora Nacional SAS, Ltda.	Colombia

Comercializadora Snacks SAS, Ltda.	Venezuela

Comercializadora Vitalite, S.R.L. de C.V.	Mexico

Compania de Bebidas PepsiCo, S.L.	Spain

Concentrate Manufacturing (Singapore) Pte. Ltd.	Singapore

Copella Fruit Juices Limited	United Kingdom

Copper Beech International, LLC	United States, Delaware

Corina Snacks Limited	Cyprus

Corporativo Internacional Mexicano, S. de R.L. de C.V.	Mexico

Cove Development Corporation	United States, Delaware

DakBev, LLC	United States, Delaware

Dark Green Australia Pty Limited	Australia

Davlyn Realty Corporation	United States, Delaware

Defosto Holdings Limited	Cyprus

Delta Beverage Group, Inc.	United States, Delaware

Desarrollo Inmobiliario Gamesa, S. de R.L. de C.V.	Mexico

PEPSICO, INC. SUBSIDIARIES

NAME OF ENTITY	JURISDICTION
Distribuidora Garci-Crespo, S.R.L. de C.V.	Mexico

Distribuidora Savoy Guatemala S.A.	Guatemala

Donon Holdings Limited	Cyprus

Doritos Australia One Pty Limited	Australia

Doritos Australia Two Pty Limited	Australia

Dorset Properties Limited	Cyprus

Dove Vending, Inc.	United States, Ohio

Duingras Holdings B.V.	Netherlands

Duo Juice Company	United States, Delaware

Duo Juice Company B.V.	Netherlands

Dutch Snacks Holding, S.A. de C.V.	Mexico

Duyvis B.V.	Netherlands

Duyvis Production B.V.	Netherlands

Edgmont Holdings Luxembourg Sarl	Luxembourg

Elaboradora Argentina de Cereales, S.R.L.	Argentina

Electropura, S.R.L. de C.V.	Mexico

Embotelladora de Refrescos Mexicanos S.R.L. de C.V.	Mexico

Embotelladora Garci-Crespo, S.R.L. de C.V.	Mexico

Embotelladora La Isleta, S.R.L. de C.V.	Mexico

Embotelladora Metropolitana, S.R.L. de C.V.	Mexico

Embotelladora Moderna, S.R.L de C.V.	Mexico

Embotelladora Potosi, S.R.L. de C.V.	Mexico

Embotelladores Del Bajio, S.R.L. de C.V.	Mexico

Embotelladores Del Valle de Anahuac, S.R.L. de C.V.	Mexico

Enfolg Inversiones, S.L.	Spain

Environ of Inverrary, Inc.	United States, Florida

Eridanus Investments S.a.r.L.	Luxembourg

PEPSICO, INC. SUBSIDIARIES

NAME OF ENTITY	JURISDICTION
Equipos Y Deportes Exclusivos, S.A. de C.V.	Mexico

Euro Juice G.m.b.H. Import and Vertrieb	Germany

Evercrisp Snack Productos de Chile S.A.	Chile

Fabrica de Productos Alimentocios Rene y Compania SCA	Guatemala

Fabrica de Productos Rene LLC	United States, Delaware

Far East Bottlers (Hong Kong) Limited	Hong Kong

Farm Produce Proprietary Limited	Australia

Favarosi Asvanyviz es Uditoipari Reszvenytarasag Registration of General Bottlers of Hungary, Inc. in Hungary	Hungary

Fester Industria Alimenticia Ltda.	Brazil

Finvemex, S.R.L. de C.V.	Mexico

FL Transportation, Inc.	United States, Delaware

FLI Andean, LLC	United States, Delaware

FLI Colombia, LLC	United States, Delaware

FLI Snacks Andean GP, LLC	United States, Delaware

FLRC, Inc.	United States, California

Fomentadora Urbana del Sureste, S.R.L. de C.V.	Mexico

Fomentadora Urbana Metropolitana, S.R.L. de C.V.	Mexico

Food Production Company Marbo Product d.o.o. Belgrade	Serbia

Frito Lay de Guatemala, Sociedad de Responsabilidad Limitada	Guatemala

Frito Lay Sp.z.o.o.	Poland

Frito-Lay (Hungary) Trading and Manufacturing Limited Liability Company	Hungary

Frito-Lay Australia Holdings Pty Limited	Australia

Frito-Lay de Venezuela, C.A.	Venezuela

Frito-Lay Dip Company, Inc.	United States, Delaware

Frito-Lay Dominicana S.A.	Dominican Republic

Frito-Lay Gida Sanayi Ve Ticaret A.S.	Turkey

PEPSICO, INC. SUBSIDIARIES

NAME OF ENTITY	JURISDICTION
Frito-Lay Global Investments B.V.	Netherlands

Frito-Lay Holdings C.V.	Netherlands

Frito-Lay Hungary Kft.	Hungary

Frito-Lay Investments B.V.	Netherlands

Frito-Lay Manufacturing OOO	Hungary

Frito-Lay Manufacturing OOO	Russia

Frito-Lay Netherlands Holding B.V.	Netherlands

Frito-Lay North America, Inc.	United States, Delaware

Frito-Lay Poland Sp.z.o.o.	Poland

Frito-Lay RFLS Holdings, Inc.	United States, Delaware

Frito-Lay Sales, Inc.	United States, Delaware

Frito-Lay Trading Company (Europe) GmbH	Switzerland

Frito-Lay Trading Company (Poland) GmbH	Switzerland

Frito-Lay Trading Company GmbH	Switzerland

Frito-Lay Trinidad Unlimited	Trinidad and Tobago

Frito-Lay, Inc.	United States, Delaware

Froooties Limited	United Kingdom

Fruko Mesrubat Sanayi, Ltd. Sti.	Turkey

Fundacion Frito Lay de Guatemala	Guatemala

Fundacion Gamesa Quaker, A.C.	Mexico

Fundacion Sabritas, A.C.	Mexico

Fuzhou Pepsi-Cola Beverage Company Limited	China

Gambrinus Investments Limited	Cayman Islands

Gamesa LLC	United States, Delaware

Gamesa, S. de R.L. de C.V.	Mexico

Gas Natural de Merida, S.A. de C.V.	Mexico

Gatika Inversiones, S.L.	Spain

Gatorade de Mexico, S.de R.L. de C.V.	Mexico

Gatorade Limited	United Kingdom

PEPSICO, INC. SUBSIDIARIES

NAME OF ENTITY	JURISDICTION
Gatorade Puerto Rico Company	United States, Delaware

GB Czech LLC	United States, Delaware

GB International, Inc.	United States, Delaware

GB Slovak LLC	United States, Delaware

Gemex Holdings LLC	United States, Delaware

Genadco Advertising Agency, Inc.	United States, Illinois

General Bottlers CR s.r.o.	Czech Republic

General Bottlers of Hungary, Inc.	United States, Delaware

Global PepsiCo Luxembourg Holdings S.a.r.l.	Luxembourg

Globe Transport, Inc.	United States, Delaware

Golden Grain Company	United States, California

Goldfinch Holdings LLC	United States, Delaware

Gray Bern Holdings, Inc.	United States, Delaware

Grayhawk Leasing, LLC	United States, Delaware

Green Hemlock International, LLC	United States, Delaware

Greip Inversiones, S.L.	Spain

Grupo Embotellador Noreste, S.R.L. de C.V.	Mexico

Grupo Frito Lay Compania Limitada	Guatemala

Grupo Gamesa, S. de R.L. de C.V.	Mexico

Grupo Sabritas, S. de R.L. de C.V.	Mexico

Guangzhou Pepsi-Cola Beverage Company Limited	China

Harbin Pepsi-Cola Beverages Company Limited	China

Harinera Monterrey, S.A. de C.V.	Mexico

Heathland, LP	United States, Delaware

Helioscope Limited	Cyprus

Hillbrook Insurance Company, Inc.	United States, Vermont

Hillwood Bottling, LLC	United States, Delaware

Holland Snacks S.A. de C.V.	Mexico

Homefinding Company of Texas	United States, Texas

IC Equities, Inc.	United States, Delaware

Icaria Invest S.a.r.l.	Luxembourg

Illinois Center Corporation	United States, Delaware

Importadora Gator, S. de R.L. de C.V.	Mexico

Industria de Refrescos Del Noreste, S.R.L. de C.V.	Mexico

Industria de Refrescos, S.R.L. de C.V.	Mexico

Inmobiliaria La Bufa, S.R.L. de C.V.	Mexico

Inmobiliaria Operativa S.R.L. de C.V.	Mexico

Inmobiliaria Interamericana S.A. de C.V.	Mexico

PEPSICO, INC. SUBSIDIARIES

NAME OF ENTITY	JURISDICTION
Integrated Beverage Services (Bangladesh) Ltd.	Bangladesh

International Bottlers Almaty Ltd.	Kazakhstan

International Bottlers Management Co. LLC	United States, Delaware

International Company for Agro Industrial Projects (Beyti) SAE	Egypt

International Dairy & Juice (Dubai) Limited	United Arab Emirates

International Dairy & Juice Egypt LLC	Egypt

International Dairy & Juice Limited	Bahrain

International Dairy & Juice Limited	Bermuda

International Kas, AG	Liechtenstein

International Refreshments Co. Ltd.	Saudi Arabia Riyadh

Inversiones Borneo S.R.L.	Peru

Inversiones Kyrenia S.R.L.	Peru

Inversiones PFI Chile Limitada	Chile

Inversiones Santa Coloma S.A. (Venezuela)	Venezuela

Iowa Vending, Inc.	United States, Delaware

IZZE Beverage Co.	United States, Delaware

Jatabe Inversiones, S.L.	Spain

Jinan Pepsi-Cola Beverage Company Limited	China

Jordan Ice & Aerated Water Ltd.	Jordan

Jugodesalud Inversiones, S.L.	Spain

Jungla Mar del Sur	Costa Rica

KAS Anorthosis S.C.A.	Luxembourg

KAS, S.L.	Spain

Kinsale Finance Company	United States, Delaware

KRJ Holdings, S. de R.L. de C.V.	Mexico

Kunming Pepsi-Cola Beverage Company Limited	China

PEPSICO, INC. SUBSIDIARIES

NAME OF ENTITY	JURISDICTION
L’Igloo, S.A.	France

Lacenix Cia. Ltda.	Ecuador

Lanzhou Pepsi Cola Beverage Company Limited	China

Large Investments S.a.r.l.	Luxembourg

Larragana Holding de Espana, S.L.	Spain

Larragana Holdings 1, LLC	United States, Delaware

Larragana Holdings 2, LLC	United States, Delaware

Larragana Holdings 3, LLC	United States, Delaware

Larragana Holdings 4, LLC	United States, Delaware

Larragana Holdings 5, LLC	United States, Delaware

Larragana, S.L.	Spain

Latin America Beverages, S. de R.L. de C.V.	Mexico

Latin America Holdings Ltd.	Cayman Islands

Latin America Snack Foods, ApS	Denmark

Latin Foods International, LLC	United States, Delaware

Latvian Snacks SIA	Latvia

Lebedyansky Experimental Cannery Open Joint Stock Company	Russia

Lebedyansky Holding Company	Russia

Lebedyansky Holdings Limited Liability Company	Russia

Lehar Foods Private Limited	India

Limited Liability Company “Sandora”	Ukraine

Linkbay Limited	Cyprus

Lithuania Snacks Ltd.	Lithuania

Looza NV	Belgium

Lorencito Inversiones, S.L.	Spain

Lotta Good, LLC	United States, Delaware

Luxembourg SCS Holdings, LLC	United States, Delaware

Maizoro, S. de R.L. de C.V.	Mexico

Malpensa-Consultadoria e Servicos, LDA	Maderia/Portugal

Management Holdings (Thailand) Co., Ltd.	Thailand

Manurga Inversiones, S.L.	Spain

PEPSICO, INC. SUBSIDIARIES

NAME OF ENTITY	JURISDICTION
Marbo d.o.o. Laktasi	Bosnia and Herzegovina

Marbo Produkt d.o.o.	Croatia

Marquette Bottling Works, Incorporated	United States, Michigan

Matudis-Comercio de Produtos Alimentares, Limitada	Portugal

Matutano, Sociedade de Productos Alimentares, Unipessoal, Lda.	Portugal

Meadowlark Holdings LLC	United States, Delaware

Meadowview Development Co., Inc.	United States, Vermont

Mid-America Improvement Corporation	United States, Illinois

Miglioni Inversiones, S.L.	Spain

Mountain Dew Inversiones, S.L.	Spain

Mountainview Insurance Company, Inc.	United States, Vermont

Nadamas Inversiones, S.L.	Spain

Naked Juice Co.	United States, Delaware

Naked Juice Co. of Glendora, Inc.	United States, California

NCJV, Inc.	United States, Delaware

New Bern Transport Corporation	United States, Delaware

New Century Beverage Company	United States, California

New Generation Beverages Pty Limited	Australia

Noble Leasing LLC	United States, Delaware

Northern Michigan Vending, Inc.	United States, Michigan

Nueva Santa Cecilia, S.R.L. de C.V.	Mexico

Onbiso Inversiones, S.L.	Spain

P.B.I. Fruit Juice Company BVBA	Belgium

P.T. Pepsi-Cola IndoBeverage	Indonesia

P-A Barbados Bottling Company, LLC	United States, Delaware

P-A Bottlers (Barbados) S.R.L.	Barbados

P-Americas, Inc.	United States, Delaware

Panafota Holdings	Ireland

Panagarh Marketing Private Limited	India

Papas Chips	Uruguay

PAS Beverages Ltd.	Bermuda

PAS International Ltd.	Bermuda

PAS Luxembourg S.a.r.l.	Luxembourg

PEPSICO, INC. SUBSIDIARIES

NAME OF ENTITY	JURISDICTION
PAS Netherlands B.V.	Netherlands

PAS Snacks Ltd.	Bermuda

Pasteleria Vienesa, C.A.	Venezuela

PBG Beverages International Limited	Ireland

PBG Beverages Ireland Limited	Ireland

PBG Canada Holdings II, Inc.	United States, Delaware

PBG Canada Holdings, Inc.	United States, Delaware

PBG Commercial SECOR, S.L.	Spain

PBG Cyprus Holdings Limited	Cyprus

PBG Financiera y Promocion de Empresas, S.L.	Spain

PBG Holding de Espana ETVE, S.L.	Spain

PBG Horizon, LLC	United States, Delaware

PBG International Holdings Luxembourg Jayhawk SCS	Luxembourg

PBG International Holdings Partnership	Bermuda

PBG Investment (Luxembourg) S.a r.l.	Luxembourg

PBG Investment Partnership	Canada

PBG Michigan, LLC	United States, Delaware

PBG Midwest Holdings S.a r.l.	Luxembourg

PBG Mohegan Holdings Limited	Gibraltar

PBG Soda Can Holdings S.a r.l.	Luxembourg

PCBL, LLC	United States, Delaware

PCGB (BVI) Ltd.	British Virgin Islands

PCIL USA Indonesia	Indonesia

PCIT Puerto Rico, Inc.	Puerto Rico

PCNA Manufacturing, Inc.	United States, Delaware

PEI e Companhia	Maderia/Portugal

PEI, N.V.	Netherlands Antilles

Pep Trade LLC	Egypt

Pepsi B.V.	Netherlands

Pepsi Beverage (Nanchang) Company Limited	China

PEPSICO, INC. SUBSIDIARIES

NAME OF ENTITY	JURISDICTION
Pepsi Bottling Group Cardinals CUA	Netherlands

Pepsi Bottling Group Global Finance LLC	United States, Delaware

Pepsi Bottling Group GmbH	Germany

Pepsi Bottling Group Hoosiers B.V.	Netherlands

Pepsi Bottling Holdings, Inc.	United States, Delaware

Pepsi Bugshan Investments S.A.E. (or Pepsi Bugshan Investments Company)	Egypt

Pepsi Cola Colombia Ltda	Colombia

Pepsi Cola Trading Ireland	Ireland

Pepsi Consulting Polska Sp. Z.o.o.	Portugal

Pepsi Foods Private Limited	India

Pepsi Logistics Company, Inc.	United States, Delaware

Pepsi Northwest Beverages LLC	United States, Delaware

Pepsi Overseas (Investments) Partnership	Canada

Pepsi Promotions, Inc.	United States, Delaware

Pepsi Solutions, Inc.	United States, Delaware

Pepsi South Bottling, LLC	United States, Delaware

Pepsi S.r.l.	Italy

PepsiAmericas Commissary Services, Inc.	United States, Delaware

PepsiAmericas KFT	Hungary

PepsiAmericas PR, LLC	United States, Delaware

PepsiAmericas Sales Services, LLC	United States, Delaware

PepsiAmericas Vending, LLC	United States, Delaware

PepsiCo (China) Limited	China

PepsiCo (Gilbraltar) Limited	Gilbraltar

PepsiCo (Ireland)	Ireland

PepsiCo (Malaysia) SDN. BHD.	Malaysia

PepsiCo (Malaysia) SDN. BHD.	United States, Delaware

PepsiCo Agro, C.A.	Venezuela

PepsiCo Alimentos Colombia Ltda.	Colombia

PepsiCo Alimentos Ecuador Cia. Ltd.	Ecuador

PepsiCo Alimentos Peru, S.R.L.	Peru

PEPSICO, INC. SUBSIDIARIES

NAME OF ENTITY	JURISDICTION
PepsiCo Alimentos S.C.A.	Venezuela

PepsiCo Alimentos Z.F., Ltda.	Colombia

PepsiCo Antilles Holdings N.V.	Netherlands Antilles

PepsiCo Asia Research & Development Center Company Limited	China

PepsiCo Australia Holdings Pty Limited	Australia

PepsiCo Australia International Limited Partnership	Australia

PepsiCo Bebidas Brasil Holding Ltda.	Brazil

PepsiCo Beverages (Guangzhou) Limited	China

PepsiCo Beverages (Hong Kong) Limited	Hong Kong

PepsiCo Beverages International Ltd.	Nigeria

PepsiCo Beverages Italia S.r.l.	Italy

PepsiCo Beverages Switzerland GmbH	Switzerland

PepsiCo Canada (Holdings) Co.	Canada

PepsiCo Canada Finance, LLC	United States, Delaware

PepsiCo Canada ULC	Canada

PepsiCo Captive Holdings, Inc.	United States, Delaware

PepsiCo Caribbean, Inc.	Puerto Rico

PepsiCo de Argentina S.R.L.	Argentina

PepsiCo de Mexico S. de R.L. de C.V.	Mexico

PepsiCo Del Paraguay S.R.L.	Paraguay

PepsiCo Deutschland GmbH	Germany

PepsiCo do Brazil Holdings Limitada	Brazil

PepsiCo do Brazil Ltda.	Brazil

PepsiCo Eesti	Estonia

PepsiCo Euro Bermuda Limited	Bermuda

PepsiCo Euro Finance Antilles B.V.	Netherlands Antilles

PepsiCo Euro Finance Antilles N.V.	Netherlands Antilles

PEPSICO, INC. SUBSIDIARIES

NAME OF ENTITY	JURISDICTION
PepsiCo Europe Support Center, S.L.	Spain

PepsiCo Finance (Antilles A) N.V.	United States, Delaware

PepsiCo Finance (Antilles B) N.V.	Netherlands Antilles

PepsiCo Finance (South Africa) (Proprietary) Limited	South Africa

PepsiCo Finance (U.K.)	United Kingdom

PepsiCo Finance Europe Limited	United Kingdom

PepsiCo Finance Luxembourg	United Kingdom

PepsiCo Financial Shared Services, Inc.	United States, Delaware

PepsiCo Food & Beverage Holdings Hong Kong Limited	Hong Kong

PepsiCo Foods (China) Company Limited	China

PepsiCo Foods (Private) Limited	Pakistan

PepsiCo Foods and Beverages International Limited	United Kingdom

PepsiCo Foods Hellas	Greece

PepsiCo Foods International Holdings, Inc.	United States, Delaware

PepsiCo Foods Taiwan Co., Ltd.	Taiwan

PepsiCo Foods Ukraine	Ukraine

PepsiCo Foreign Sales Corporation	Barbados

PepsiCo France SNC	France

PepsiCo Global Investments B.V.	Netherlands

PepsiCo Global Investments Holdings Limited	Ireland

PepsiCo Global Investments II B.V.	Netherlands

PepsiCo Global Investments S.a.r.l.	Luxembourg

PepsiCo Global Mobility, LLC	United States, Delaware

PepsiCo Gulf International FZE	United Arab Emirates Jebel Ali Free Zone

PepsiCo Holbra Alimentos Ltda.	Brazil

PepsiCo Holdings	United Kingdom

PepsiCo Holdings Hong Kong Limited	Hong Kong

PepsiCo Holdings Luxembourg S.a. r.l.	Luxembourg

PepsiCo Holdings OOO (Russia)	Russia

PepsiCo Hong Kong, LLC	United States, Delaware

PEPSICO, INC. SUBSIDIARIES

NAME OF ENTITY	JURISDICTION
PepsiCo India Holdings Private Limited	India

PepsiCo Internacional Mexico S. de R.L. de C. V.	Mexico

PepsiCo International Limited	United Kingdom

PepsiCo International Pte. Ltd.	Singapore

PepsiCo International Vietnam Company	Vietnam

PepsiCo Investment (China) Ltd.	China

PepsiCo Investments (Europe) I. B.V.	Netherlands

PepsiCo Investments Luxembourg S.a. r.l.	Luxembourg

PepsiCo Ireland Food & Beverages	Ireland

PepsiCo IVI S.A.	Greece

PepsiCo Light B.V.	Netherlands

PepsiCo Management Services	France

PepsiCo Maurituis Holdings, Inc.	Mauritius

PepsiCo Max B.V.	Netherlands

PepsiCo Middle East Investments	Netherlands

PepsiCo New Zealand Holdings	New Zealand

PepsiCo Nordic Finland OY	Finland

PepsiCo Nordic Norway A/S	Norway

PepsiCo NZ Finance Antillies B.V.	Netherlands Antilles

PepsiCo One B.V.	Netherlands

PepsiCo Overseas Corporation	United States, Delaware

PepsiCo Pacific Trading Company, Limited	Hong Kong

PepsiCo Panimex Inc.	Mauritius

PepsiCo Pension Management Services, Ltd.	United States, Delaware

PepsiCo Products B.V.	Netherlands

PepsiCo Property Management Limited	United Kingdom

PepsiCo Puerto Rico, Inc.	United States, Delaware

PepsiCo Russia (Bermuda) Limited	Bermuda

PepsiCo Sales, Inc.	United States, Delaware

PepsiCo Services Asia Ltd.	Thailand

PepsiCo Services International Inc.	United States, Delaware

PepsiCo Sterling Finance Antilles B.V.	Netherlands Antilles

PepsiCo Trading (Guangzhou) Company	China

PEPSICO, INC. SUBSIDIARIES

NAME OF ENTITY	JURISDICTION
PepsiCo Twist B.V.	Netherlands

PepsiCo UK Pension Plan Trustee Limited	United Kingdom

PepsiCo UK Pension Trust Limited	United Kingdom

PepsiCo Ventas Andalucia, S.L.	Spain

PepsiCo World Trading Company, Inc.	United States, Delaware

Pepsi-Cola (Bahamas) Bottling Company Limited	Bahamas

Pepsi-Cola (Bermuda) Limited	Bermuda

Pepsi-Cola (Thai) Trading Company Limited	Thailand

Pepsi-Cola Advertising and Marketing, Inc.	United States, Delaware

Pepsi-Cola Beverage (Guilin) Company Limited	China

Pepsi-Cola Bottlers Holding, C.V.	Netherlands

Pepsi-Cola Bottling Co. of Yuba City, Inc.	United States, California

Pepsi-Cola Bottling Company of Ft. Lauderdale-Palm Beach, Inc.	United States, Florida

Pepsi-Cola Bottling Company of St. Louis, Inc.	United States, Missouri

Pepsi-Cola Bottling Finance B.V.	Netherlands

Pepsi-Cola Bottling Global B.V.	Netherlands

Pepsi-Cola Company	United States, Delaware

Pepsi-Cola de Honduras S.R.L.	Honduras

Pepsi-Cola East Africa Limited	United Kingdom

Pepsi-Cola Ecuador Cia. Ltda.	Ecuador

PepsiCola Egypt S.A.E.	Egypt

Pepsi-Cola Far East Trade Development Co., Inc.	Philippines

Pepsi-Cola Finance, LLC	United States, Delaware

Pepsi-Cola General Bottlers IL, LLC	United States, Delaware

Pepsi-Cola General Bottlers KY, LLC	United States, Delaware

Pepsi-Cola General Bottlers of Indiana, Inc.	United States, Delaware

Pepsi-Cola General Bottlers of Iowa, Inc.	United States, Iowa

Pepsi-Cola General Bottlers of Mansfield, Inc.	United States, Ohio

Pepsi-Cola General Bottlers of Ohio, Inc.	United States, Delaware

Pepsi-Cola General Bottlers Poland SP, z.o.o.	Poland

Pepsi-Cola General Bottlers, Inc.	United States, Delaware

Pepsi-Cola General Bottlers, LLC	United States, Delaware

PEPSICO, INC. SUBSIDIARIES

NAME OF ENTITY	JURISDICTION
Pepsi-Cola Industrial Da Amazonia Ltda.	Brazil

Pepsi-Cola Interamericana de Guatemala S.A.	Guatemala

Pepsi-Cola International (Cyprus) Limited	Cyprus

Pepsi-Cola International (PVT) Limited	Pakistan

Pepsi-Cola International Limited	Bermuda

Pepsi-Cola International Limited (U.S.A.)	United States, Delaware

Pepsi-Cola International, Cork	Ireland

Pepsi-Cola Kft. Hungary	Hungary

Pepsi-Cola Korea, Co., Ltd.	Korea

Pepsi-Cola Maghreb SARL	Morocco

Pepsi-Cola Mamulleri Limited Sirketi	Turkey

Pepsi-Cola Management and Administrative Services, Inc.	United States, Delaware

Pepsi-Cola Manufacturing (Ireland)	Ireland

Pepsi-Cola Manufacturing (Mediterranean) Limited	Bermuda

Pepsi-Cola Manufacturing Company of Uruguay S.R.L.	Uruguay

Pepsi-Cola Manufacturing International, Limited	Bermuda

Pepsi-Cola Marketing Corp. of P.R. Inc.	Puerto Rico

Pepsi-Cola Mediterranean Ltd.	United States, Wyoming

Pepsi-Cola Metropolitan Bottling Company, Inc.	United States, New Jersey

Pepsi-Cola Metropolitan, LLC	United States, Delaware

Pepsi-Cola Mexicana Holdings LLC	United States, Delaware

Pepsi-Cola Mexicana, S. de R.L. de C.V.	Mexico

Pepsi-Cola National Marketing, LLC	United States, Delaware

Pepsi-Cola Operating Company of Chesapeake and Indianapolis	United States, Delaware

Pepsi-Cola Panamericana S.R.L.	Venezuela

Pepsi-Cola Panamericana SCR Limitada	Peru

Pepsi-Cola Panamericana, LLC	United States, Delaware

Pepsi-Cola Sales and Distribution, Inc.	United States, Delaware

Pepsi-Cola Sales, LLC	United States, Delaware

Pepsi-Cola Servis ve Dagitim Ltd. Sti.	Turkey

PEPSICO, INC. SUBSIDIARIES

NAME OF ENTITY	JURISDICTION
Pepsi-Cola SR, s.r.o.	Slovak Republic

Pepsi-Cola Technical Operations, Inc.	United States, Delaware

Pepsi-Cola U.K. Limited	United Kingdom

Pepsi-Cola Ukraine	Ukraine

Pete & Johnny Limited	United Kingdom

Pet-Iberia, S.L.	Spain

Pine International Limited	Cayman Islands

Pine International, LLC	United States, Delaware

PISSA Colombia Ltda.	Colombia

Planters U.K. Limited	United Kingdom

PlayCo, Inc.	United States, Delaware

PR Beverages Bermuda Holding Ltd.	Bermuda

PR Beverages Cyprus (Russia) Holding Limited	Cyprus

PR Beverages Cyprus Holding Limited	Cyprus

PR Beverages Limited	Ireland

PRB Luxembourg International S.a r.l.	Luxembourg

PRB Luxembourg S.a r.l.	Luxembourg

Prestwick, Inc.	United States, Delaware

Prev PepsiCo Sociedade Previdenciaria	Brazil

Primrose, LLC	United States, Delaware

Procesos Plasticos S.R.L. de C.V.	Mexico

Productos Gatorade de Mexico, S. de R.L. de C.V.	Mexico

Productos S.A.S. C.V.	Netherlands

Productos SAS Management B.V.	Netherlands

PRS, Inc.	United States, Delaware

PSE Logistica, S.R.L.	Argentina

PT Indofood FritoLay Makmur	Indonesia

PT Quaker Indonesia	Indonesia

Punch N.V.	Netherlands Antilles

PEPSICO, INC. SUBSIDIARIES

NAME OF ENTITY	JURISDICTION
Punica Getranke GmbH	Germany

QBU Marketing Services, S. de R.L. de C.V.	Mexico

QBU Trading Company, S. de R.L. de C.V.	Mexico

QFL OHQ Sdn. Bhd.	Malaysia

QTG Development, Inc.	United States, Delaware

QTG Services, Inc.	United States, Delaware

QuadGat Beverage Company (Europe) Limited	Cyprus

Quadrant Amroq Beverages Moldova S.A.	Moldova

Quadrant European Beverages (Bulgaria) Limited	Cyprus

Quadrant European Beverages Limited	Cyprus

Quadrant-Amroq Beverages S.R.L.	Romania

Quadrant-Amroq Bottling Company (Europe) Ltd.	Cyprus

Quadrant-Amroq Bottling Company Limited	British Virgin Islands

Quaker Beverages Italia S.p.A.	Italy

Quaker Developments B.V.	Netherlands

Quaker European Beverages, LLC	United States, Delaware

Quaker European Investments B.V.	Netherlands

Quaker Foods	United Kingdom

Quaker Global Investments B.V.	Netherlands

Quaker Holdings (UK) Limited	United Kingdom

Quaker Manufacturing, LLC	United States, Delaware

Quaker Mexico Holdings, LLC	United States, Delaware

Quaker Oats Asia, Inc.	United States, Delaware

Quaker Oats Australia Pty Ltd	Australia

Quaker Oats B.V.	Netherlands

Quaker Oats Capital Corporation	United States, Delaware

Quaker Oats Europe LLC	United States, Delaware

Quaker Oats Europe, Inc.	United States, Delaware

Quaker Oats Japan, Ltd.	Japan

Quaker Oats Limited	United Kingdom

Quaker Peru S.R.L.	Peru

Quaker Sales & Distribution, Inc.	United States, Delaware

PEPSICO, INC. SUBSIDIARIES

NAME OF ENTITY	JURISDICTION
Quaker Trading Limited	United Kingdom

Rasines Inversiones, S.L.	Spain

Rebujito Inversiones, S.L.	Spain

Rolling Frito-Lay Sales, LP	United States, Delaware

Ronkas Inversiones, S.L.	Spain

S & T of Mississippi, Inc.	United States, Mississippi

S.C. Star Foods E.M. S.R.L.	Romania

Sabritas de Costa Rica, S. de R.L.	Costa Rica

Sabritas Snacks America Latina de Nicaragua y Cia, Ltda	Nicaragua

Sabritas y Compania, SCA	El Salvador

Sabritas, LLC	United States, Delaware

Sabritas, S. de R.L. de C.V.	Mexico

Sakata Rice Snacks Australia Pty Ltd	Australia

Sandora Holdings B.V.	Netherlands

Saudi Snack Foods Company Limited	Saudi Arabia

Seepoint Holdings Limited	Cyprus

Senrab	Ireland

Serenitatis Limited	Gibraltar

Servicios Administrativos Suma, S.R.L. de C.V.	Mexico

Servicios Calificados, S.A. de C.V.	Mexico

Servicios Chipiga, S. de R.L. de C.V.	Mexico

Servicios Harinera Monterrey, S.A. de C.V.	Mexico

Servicios Operativos Gatorade de Mexico, S. de R.L. de C.V.	Mexico

Seven-Up Asia, Inc.	United States, Missouri

Seven-Up Europe Limited	United Kingdom

Seven-Up Great Britain, Inc.	United States, Missouri

Seven-Up Light B.V.	Netherlands

Seven-Up Nederland B.V.	Netherlands

Shanghai PepsiCo Snacks Company Limited	China

Sharepower, Inc.	United States, Delaware

PEPSICO, INC. SUBSIDIARIES

NAME OF ENTITY	JURISDICTION
Shenyang Pepsi-Cola Beverage Company Limited	China

Shenzhen Pepsi-Cola Beverage Company Limited	China

Shoebill, LLC	United States, Delaware

SIH International LLC	United States, Delaware

Simba (Proprietary) Limited	South Africa

Smartfoods, Inc.	United States, Delaware

Smiths Crisps Limited	United Kingdom

Smiths Food Group B.V.	Netherlands

Snack Food Holdings C.V.	Netherlands

Snack Food Investments GmbH	Switzerland

Snack Food Investments II GmbH	Switzerland

Snack Food Investments Limited	Bermuda

Snack Food-Beverage Asia Products Limited	Hong Kong

Snack Foods Belgium B.V.B.A.	Belgium

Snack Ventures Europe SCA	Belgium

Snack Ventures Inversiones, S.L.	Spain

Snacks America Latina Peru S.R.L.	Peru

Snacks Guatemala, Ltd.	Bermuda

Snacks Ventures S.L.	Spain

SoBe Operating Corp., Inc.	United States, Delaware

Sobol Aqua ZAO	Russia

South Beach Beverage Company, Inc.	United States, Delaware

South Properties, Inc.	United States, Illinois

Sportmex Internacional, S.A. De C.V.	Mexico

Spruce Limited	Cayman Islands

Stacy’s Pita Chip Company, Incorporated	United States, Massachusetts

Star Foods Bulgaria EOOD	Bulgaria

PEPSICO, INC. SUBSIDIARIES

NAME OF ENTITY	JURISDICTION
Stepplan Inversiones, S.L.	Spain

Stokely-Van Camp, Inc.	United States, Indiana

Strategic Beverages (Thailand) Co., Ltd.	Thailand

Sun Foods Inc.	United States, Delaware

SVC Logistics, Inc.	United States, Delaware

SVC Manufacturing, Inc.	United States, Delaware

SVE Russia Holdings GmbH	Germany

Tanglewood Finance Sarl Unipersonnele	Luxembourg

Tastes of Adventures Pty Ltd	Australia

Tasty Foods S.A.	Greece

Tenedora Del Noreste, S.R.L. de C.V.	Mexico

TFL Holdings, LLC	United States, Delaware

The Concentrate Manufacturing Company of Ireland	Ireland

The Gatorade Company	United States, Delaware

The Gatorade Company of Australia Pty Limited	Australia

The Original Pretzel Company Pty Limited	Australia

The Pepsi Bottling Group (Canada), Co.	Canada

The Pepsi Bottling Group Mexico S.R.L. de C.V.	Mexico

The Quaker Oats Company	United States, New Jersey

The Smiths Snackfood Company Limited	Australia

Tianjin Pepsi-Cola Beverage Company Limited	China

Tobago Snack Holdings, LLC	United States, Delaware

Tropicana Alvalle S.L.	Spain

Tropicana Beverages Greater China Limited	Hong Kong

Tropicana Beverages Ltd.	Hong Kong

Tropicana Europe N.V.	Belgium

Tropicana Europe S.A.	France

Tropicana Looza BENELUX BVBA	Belgium

Tropicana Manufacturing Company, Inc.	United States, Delaware

Tropicana Products Sales, Inc.	United States, Delaware

Tropicana Products, Inc.	United States, Delaware

Tropicana Services, Inc.	United States, Delaware

Tropicana Transportation Corp.	United States, Delaware

Tropicana United Kingdom Limited	United Kingdom

PEPSICO, INC. SUBSIDIARIES

NAME OF ENTITY	JURISDICTION
Twisties Australia One Pty Limited	Australia

Twisties Australia Two Pty Limited	Australia

United Food Companies Restaurantes S.A.	Brazil

Valores Bermuda S.R. L.	Venezuela

Valores Mapumar	Venezuela

Vending Americas, Inc.	United States, Florida

Veurne Snackfoods BVBA	Belgium

Vitamin Brands Ltd.	United Kingdom

Vitarom Impex s.r.l.	Romania

Walkers Crisps Limited	United Kingdom

Walkers Group Limited	United Kingdom

Walkers Snack Foods Limited	United Kingdom

Walkers Snack Services Limited	United Kingdom

Walkers Snacks (Distribution) Limited	United Kingdom

Walkers Snacks Limited	United Kingdom

Wesellsoda Inversiones, S.L.	Spain

Whitman Corporation	United States, Delaware

Whitman Finance, Inc.	United States, Delaware

Whitman Insurance Co., Inc.	United States, Vermont

Whitman Leasing, Inc.	United States, Delaware

Woodlands Company, Inc.	United States, Vermont

Wotsits Brands Limited	United Kingdom

Xi’an Pepsi-Cola Beverage Company Limited	China

Zhanjiang Pepsi Cola Beverage Company Limited	China

Zhengzhou PepsiCo Beverage Company Limited	China